UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2007

EPL Intermediate, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	333-115644	13-4092105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Michelson Drive, Suite 550 Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 399-2000

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 15, 2007, El Pollo Loco, Inc., a wholly owned subsidiary of EPL Intermediate, Inc. (together, the "Company"), executed an amendment to a supply agreement with Pilgrim's Pride Corporation, one of its suppliers of chicken for its restaurants. The agreement provides for floor and ceiling prices and quantities of chicken to be provided to the Company and is effective for the period March 1, 2007 through March 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL Intermediate, Inc. (Registrant)

Date: June 18, 2007	By:	/s/ Pamela R. Milner
Senior Vice President